                         VAN KAMPEN MID CAP GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

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
                                                                       AMOUNT OF   % OF     % OF
                                                                         SHARES  OFFERING   FUNDS
    SECURITY     PURCHASE/  SIZE OF     OFFERING           TOTAL       PURCHASED PURCHASED  TOTAL                      PURCHASED
   PURCHASED    TRADE DATE OFFERING PRICE OF SHARES AMOUNT OF OFFERING  BY FUND   BY FUND   ASSETS      BROKERS           FROM
----------------------------------------------------------------------------------------------------------------------------------
Alibaba.com Ltd   10/29/07    --        13.50 HKD       858,901,000      984,500   0.115%  0.0985%   Goldman Sachs   Goldman Sachs
                                                                                                     (Asia) L.L.C.,
                                                                                                     Morgan Stanley
                                                                                                     Asia Limited,
                                                                                                   Deutsche Bank AG,
                                                                                                   Hong Kong Branch,
                                                                                                      BNP Paribas
                                                                                                     Capital (Asia
                                                                                                       Pacific)
                                                                                                       Limited,
                                                                                                       BOCI
                                                                                                       Asia
                                                                                                      Limited, CCB
                                                                                                     International
                                                                                                    Capital Limited
                                                                                                    and UOB Kay Hian
                                                                                                      (Hong Kong)
                                                                                                        Limited
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